Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

By and among

IMPERIAL CAPITAL GROUP, INC.

and

IMPERIAL CAPITAL GROUP HOLDINGS, LLC

and

ICGI HOLDINGS, LLC

Dated as of [—], 2010

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TABLE OF CONTENTS

(continued)

		Page
Section 3.9.	Submission to Jurisdiction; Waivers	17
Section 3.10.	Interpretation	17
Section 3.11.	Severability	17

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REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [—], 2010, by and among Imperial Capital Group, Inc., a Delaware corporation (the “Company”), Imperial Capital Group Holdings, LLC, a Delaware limited liability company (“ICGH LLC”), and ICGI Holdings, LLC, a Delaware limited liability company (“ICGI Holdings,” and together with ICGH LLC, the “Covered Persons”).

RECITALS

WHEREAS, the Company intends to consummate an initial public offering (the “IPO”) of shares of its Class A common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, the Company believes that it is in its best interest to increase its ownership of partnership interests of Imperial Capital Group, L.P. (“ICG LP”) over time and agrees to exchange shares of Common Stock with ICGI Holdings for partnership interests of ICG LP held by ICGI Holdings from time to time, when requested by ICGI Holdings, commencing fourteen (14) months after consummation of the IPO (an “Exchange”) and thereafter ICGI Holdings shall distribute such shares of Common Stock to its members;

WHEREAS, upon consummation of the IPO, ICGH LLC will be a member of ICGI Holdings, will beneficially own a majority of the partnership units of ICG LP held by ICGI Holdings and upon an Exchange will hold shares of Common Stock; and

WHEREAS, the Company desires to grant certain registration rights to ICGH LLC and ICGI Holdings, for the benefit of its members, with respect to the Common Stock as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Covered Persons agree as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1. Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

(a) “Agreement” has the meaning ascribed to such term in the Preamble.

(b) “Common Stock” has the meaning ascribed to such term in the Recitals.

(c) “Company” has the meaning ascribed to such term in the Recitals.

(d) “Covered Persons” has the meaning ascribed to such term in the Preamble.

(e) “Demand Notice” has the meaning ascribed to such term in Section 2.2(a).

(f) “Demand Registration” has the meaning ascribed to such term in Section 2.2(a).

(g) “Exercising Covered Party” has the meaning ascribed to such term in Section 2.5.

(h) “Exchange” has the meaning ascribed to such term in the Recitals.

(i) “FINRA” means the Financial Industry Regulatory Authority.

(j) “Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

(k) “ICGH LLC” has the meaning ascribed to such term in the Preamble.

(l) “ICGI Holdings” has the meaning ascribed to such term in the Preamble.

(m) “ICG LP” has the meaning ascribed to such term in the Recitals.

(n) “Indemnified Parties” has the meaning ascribed to such term in Section 2.6.

(o) “IPO” has the meaning ascribed to such term in the Recitals.

(p) “Maximum Offering Size” has the meaning ascribed to such term in Section 2.2(c).

(q) “Other Shares” has the meaning ascribed to such term in Section 2.1(b).

(r) “Piggyback Registration” has the meaning ascribed to such term in Section 2.3(a).

(s) “Primary Registrable Securities” has the meaning ascribed to such term in Section 2.1(a).

(t) “Primary Registration Statement” has the meaning ascribed to such term in Section 2.1(a).

(u) “Proceeding” means a suit, action or proceeding relating to this Agreement.

(v) “Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any similar or successor form.

(w) “Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.5(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of not more than one counsel for the Exercising Covered Parties (as a group), (ix) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of the Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, and (xiv) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.5(l).

(x) “Registrable Securities” shall mean shares of Common Stock issuable to members of ICGI Holdings (including ICGH LLC) as a result of an Exchange.

(y) “SEC” means the Securities and Exchange Commission.

(z) “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(aa) “Seller Provided Information” has the meaning ascribed to such term in Section 2.6.

(bb) “Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(b).

(cc) “Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(b).

(dd) “Takedown” has the meaning ascribed to such term in Section 2.1(d).

Section 1.2. Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a) the word “or” is not exclusive;

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d) the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e) all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1. Registration.

(a) Between the date the Company becomes eligible to use a registration statement on Form S-3 and the date which is fourteen (14) months after the date of the consummation of the IPO, the Company shall prepare and file a registration statement on Form S-3 (the “Primary Registration Statement”) with the SEC providing for the offering and sale on a primary basis of all Registrable Securities (or such lesser number of Registrable Securities that the Company may determine to be offered and sold on a primary basis) (the “Primary Registrable Securities”); provided, however, that for purposes of this Section 2.1 Primary Registrable Securities shall not include any Registrable Securities owned by ARCC Imperial LLC or its affiliates; provided further, however, that for purposes of this Section 2.1 Shelf Registrable Securities shall include Registrable Securities owned by ARCC Imperial LLC or its affiliates. The Company shall use its commercially reasonable efforts to cause the Primary Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing thereof with the SEC, and to keep the Primary Registration Statement continuously effective until the date that all Primary Registrable Securities have been sold pursuant to the Primary Registration Statement or another registration statement covering the remaining Primary Registrable Securities is filed under the Securities Act;

except that the Company shall not be obligated to take any action to keep the Primary Registration Statement continuously effective pursuant to this Section 2.1(a) and may suspend the use of the prospectus included therein, on one occasion, pursuant to Section 2.1(b), Section 2.2(d) or this Section 2.1(a), upon notice to ICGI Holdings, during any period of six consecutive months for a reasonable time specified in the notice but not exceeding an aggregate of 120 days (which period may not be extended or renewed), if the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.

(b) To the extent that the Company is unable to effect the registration of all Primary Registrable Securities on a Primary Registration Statement prior to the fourteen (14) month anniversary of the date of the consummation of the IPO, the Company shall prepare and file a “shelf” registration statement on Form S-3 or other appropriate form (the “Shelf Registration Statement”) with the SEC providing for the offering and subsequent resale of, on a delayed or continuous basis pursuant to Rule 415 (or any similar provision that may be adopted by the SEC) under the Securities Act, the number of Registrable Securities (other than Primary Registrable Securities) that the members of ICGI Holdings (including ICGH LLC and ARCC Imperial LLC) may receive from the Company during the three year period following the anticipated time of effectiveness of such Shelf Registration Statement (the “Shelf Registrable Securities”). The Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing thereof with the SEC, and to keep the Shelf Registration Statement continuously effective until the date that all Shelf Registrable Securities have been sold pursuant to the Shelf Registration Statement or another registration statement covering the remaining Shelf Registrable Securities is filed under the Securities Act; except that the Company shall not be obligated to take any action to effect any such registration or to keep the Shelf Registration Statement continuously effective pursuant to this Section 2.1(b) and may suspend the use of the prospectus included therein, on one occasion, pursuant to Section 2.1(a), Section 2.2(d) or this Section 2.1(b), upon notice to ICGI Holdings, during any period of six consecutive months for a reasonable time specified in the notice but not exceeding an aggregate of 120 days (which period may not be extended or renewed), if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company. The Shelf Registration Statement filed pursuant to this Section 2.1(b) may, subject to the provisions of Section 2.2(c), include other securities of the Company with respect to which registration rights have been or may be granted, and may include securities being sold for the account of the Company (collectively, “Other Shares”). While the Company will not be obligated to effect any registration pursuant to this Section 2.1(b) if the Company is not then eligible to use Form S-3 to effect such registration, it shall be obligated to comply with the provisions of this Section 2.1(b) as soon as practicable following the fourteen (14) month anniversary of the consummation of the IPO upon becoming Form S-3 eligible.

(c) If at least three years have elapsed since the Shelf Registration Statement was declared effective by the SEC, at the end of the third year, if requested by ICGI Holdings, the Company shall use its reasonable best efforts to promptly refile a new shelf registration statement on Form S-3 pursuant to Rule 415 covering any Registrable Securities which remain unsold.

(d) Upon a written request from ICGH LLC to effect an offering under the Primary Registration Statement or the Shelf Registration Statement (a “Takedown”), the Company will, as soon as practicable, (x) deliver a request notice relating to the proposed Takedown to ICGI Holdings and (y) promptly (and in any event not later than thirty (30) days after receiving ICGH LLC’s request) supplement the prospectus included in the Primary Registration Statement or Shelf Registration Statement, as applicable, as would permit or facilitate the sale and distribution of all or such portion of ICGH LLC’s Registrable Securities as are specified in such request together with the Registrable Securities requested to be included in such Takedown by members of ICGI Holdings, on whose behalf ICGI Holdings shall notify the Company in writing within ten (10) business days after receipt of such request notice from the Company. The Registrable Securities requested to be offered pursuant to such Takedown must have an anticipated aggregate price to the public (before any underwriting discounts and commissions) of not less than $[        ] million. If the Company and/or the holders of any Other Shares request inclusion of Other Shares in a Takedown, such Other Shares shall be included in the Takedown if, and only if, inclusion of such Other Shares would not be reasonably likely to delay in any material respect the timely effectuation of the Takedown or the sale of Registrable Securities pursuant to the Takedown. In the case of a request for or effectuation of a Takedown, all references in this Agreement to the effective date of a registration statement shall be deemed to refer to the date of pricing of such Takedown and all references to registration shall be deemed to refer to the Takedown.

(e) The Company shall pay all Registration Expenses for the registrations permitted under Section 2.1.

Section 2.2. Demand Registration.

(a) To the extent that no Primary Registration Statement or Shelf Registration Statement registering all Registrable Securities which are held by ICGI Holdings or its members or which are then eligible to be issued upon an Exchange is effective, ICGH LLC shall have the right at any time on or following the fourteen (14) month anniversary of the IPO to deliver a written request to the Company (a “Demand Notice”) requiring that it effect the registration under the Securities Act of all or any portion of the Registrable Securities specified in the Demand Notice provided that the Demand Notice covers the registration of Registrable Securities with estimated aggregate gross proceeds in excess of $[        ] million (a “Demand Registration”) and specifies the intended method of disposition of the Registrable Securities subject of the Demand Notice. Upon receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to the restrictions in Section 2.2(d), the registration under the Securities Act of the Registrable Securities for which ICGH LLC has requested registration under this Section 2.2, (or such larger number of Registrable Securities of ICGH LLC as the Company shall determine in its discretion to include in such Demand Registration), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. For so long as no Primary Registration Statement or Shelf Registration Statement registering all Registrable Securities which are held by ICGI Holdings or its members or which are then eligible to be issued upon an Exchange is effective, ICGH LLC shall be entitled to an unlimited number of Demand Registrations pursuant to this Section 2.2; provided, that (i) the Company shall not be obligated to effect more than one demand registration during any six-month period, and (ii) the Company shall not be obligated to effect a Demand Registration in the event that a Piggyback Registration (as defined below) had been available to ICGH LLC and consummated within the 90 days preceding the date of the Demand Notice.

(b) At any time prior to the effective date of the registration statement relating to such registration, ICGH LLC may revoke such Demand Registration request by providing a notice to the Company revoking such request. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

(c) If a Demand Registration or a Takedown involves a Public Offering and the managing underwriter advises the Company and ICGH LLC that, in its view, the number of Registrable Securities requested to be included in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration a number of Registrable Securities equal to the Maximum Offering Size, in the following order of priority:

(i) first, all Registrable Securities requested to be registered in such Demand Registration or Takedown, allocated, if necessary for the offering to not exceed the Maximum Offering Size, pro rata among the members of ICGI Holdings (including members participating in a Demand Registration pursuant to a Piggyback Registration described in Section 2.3) on the basis of the relative number of shares of the Registrable Securities requested to be included in such registration; and

(ii) second, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other persons, with such priorities among them as the Company shall determine.

(d) Upon notice to ICGH LLC, on one occasion, pursuant to Section 2.1(a), Section 2.1(b) or this Section 2.2(d),during any period of six consecutive months for a reasonable time specified in the notice but not exceeding an aggregate of 120 days (which period may not be extended or renewed), the Company may postpone effecting a registration if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of the Company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.

Section 2.3. Piggyback Registration.

(a) Subject to any contractual obligations to the contrary, if the Company proposes at any time to register any of the equity securities issued by it under the Securities Act (other than a registration on Form S-8 or S-4, or any successor forms, relating to shares of Common Stock issuable in connection with any employee benefit or similar plan of the

Company or in connection with a direct or indirect acquisition by the Company of another Person or as a recapitalization or reclassification of securities of the Company), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration to ICGI Holdings which notice shall set forth the rights of the members if ICGI Holdings under this Section 2.3 and shall offer the members of ICGI Holdings the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as the members of ICGI Holdings may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b) or, in the case of a Demand Registration, Section 2.2(c). Upon the request of ICGI Holdings on behalf of the members of ICGI Holdings made within ten business days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by the members of ICGI Holdings), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all the Registrable Securities that the Company has been so requested to register by ICGI Holdings to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves a Public Offering, each member of ICGI Holdings participating in the registration must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply, as applicable, to the Company or such other person for whose account such registration is being effected, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to ICGI Holdings and, thereupon, shall be relieved of its obligation to register any of the Registrable Securities in connection with such Piggyback Registration. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Shelf Registration to the extent required by Section 2.1(b) or a Demand Registration to the extent required by Section 2.2. The Company shall pay all Registration Expenses in connection with each Piggyback Registration. Notwithstanding any provision in this Section 2.3(a) or elsewhere in this Agreement, all registration rights effected pursuant to a Takedown shall be governed by Section 2.1(d).

(b) Subject to any contractual obligations to the contrary and except as provided in Section 2.3(c), if a Piggyback Registration involves a Public Offering and the managing underwriter advises the Company that, in its view, the number of securities that the Company and the members of ICGI Holdings intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration a number of Registrable Securities equal to the Maximum Offering Size, in the following order of priority:

(i) first, all securities proposed to be registered for the account of the Company;

(ii) second, all securities proposed to be registered pursuant to any demand registration rights of third parties, other than pursuant to a Demand Registration;

(iii) third, all Registrable Securities requested to be included in such registration by the members of ICGI Holdings (including ICGH LLC), pro rata in accordance with the number of Registrable Securities that such members have requested be included in the registration, regardless of the number of securities held by such members; and

(iv) fourth, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

(c) In the event of a Piggyback Registration on a Demand Registration which involves a Public Offering in which the number of securities proposed to be registered exceeds the Maximum Offering Size, Section 2.2(c) rather than Section 2.3(b) shall determine the priority of securities to be included in such registration.

(d) Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of the Registrable Securities shall be construed as permitting the members of ICGI Holdings to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between ICGI Holdings or its members and the Company or any of its subsidiaries (including Imperial Capital Group, L.P.). The Company shall not be obligated to provide notice or afford Piggyback Registration to ICGI Holdings pursuant to this Section 2.3 unless some or all of the Registrable Securities are permitted to be transferred under the terms of applicable agreements between ICGI Holdings or its members and the Company or any of its subsidiaries.

Section 2.4. Lock-Up Agreements. If any registration of the Registrable Securities shall be effected in connection with a Public Offering, neither the Company nor any member of ICGI Holdings (including ICGH LLC) shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any shares of Common Stock or other security of the Company (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 90 days following the effective date of the applicable registration statement. If (i) during the last 17 days of the 90-day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the 90-day period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day lock-up period, the restrictions imposed shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the lead underwriter shall waive such extension.

Section 2.5. Registration Procedures. In the event a Covered Person properly exercises its rights under this Article II (on each occurrence, an “Exercising Covered Person”), subject to the provisions of the applicable sections of Article II, the Company shall use its commercially reasonable efforts to effect the registration and the sale of the Registrable Securities, in accordance with the intended method of disposition thereof as promptly as practicable, and, in connection with any such request (to the extent applicable, in the case of a registration pursuant to Section 2.1):

(a) The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective, until all of the Registrable Securities included in such registration statement shall have actually been sold thereunder. The Company in its sole discretion may condition the inclusion of Registrable Securities in a registration upon the timely provision by a holder selling Registrable Securities in such registration of such information as the Company may reasonably request relating to the disclosure requirements of Item 507 of Regulation S-K (or any similar disclosure requirement applicable to such registration).

(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to an Exercising Covered Person and each underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to an Exercising Covered Person and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as an Exercising Covered Person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities subject to registration. An Exercising Covered Person shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to an Exercising Covered Person or its members and the Company shall use its all commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Exercising Covered Person or its members, as applicable, set forth in such registration statement or supplement to such prospectus and (iii) promptly notify the Exercising Covered Person of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable best efforts to prevent the entry of such stop order or to remove it if entered.

(d) The Company shall use its commercially reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Exercising

Covered Person or its members, as applicable, reasonably (in light of the intended plan of distribution of the Exercising Covered Person or its members, as applicable,) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable an Exercising Covered Person or its members, as applicable, to consummate the disposition of the Registrable Securities owned by such Exercising Covered Person or its members, as applicable, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e) The Company shall immediately notify an Exercising Covered Person, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to an Exercising Covered Person and file with the SEC any such supplement or amendment.

(f) The Company shall select an underwriter or underwriters in connection with any Public Offering; provided that, in the event of a Takedown or a Demand Registration, such underwriter or underwriters shall be reasonably acceptable to ICGH LLC. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including, to the extent necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(g) Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, the Company will give to ICGH LLC, its counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel to ICGH LLC, to enable it to exercise its due diligence responsibility.

(h) The Company shall use its commercially reasonable efforts to furnish to an Exercising Covered Person and to each such underwriter, if any, a signed counterpart, addressed to such Exercising Covered Person or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as such Exercising Covered Person therefor reasonably requests.

(i) An Exercising Covered Person shall promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.

(j) An Exercising Covered Person agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e), an Exercising Covered Person shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities (and will notify its members who are disposing of Registrable Securities pursuant to such registration statement to discontinue such disposition), until such Exercising Covered Person’s receipt and distribution to its members, as applicable, of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e), and, if so directed by the Company, such Exercising Covered Person shall deliver to the Company all copies, other than any permanent file copies, then in such Exercising Covered Person or its members’ possessions, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) to the date when the Company shall make available to such Exercising Covered Person a prospectus supplemented or amended to conform with the requirements of Section 2.5(e).

(k) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(l) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts, as the case may be, and (ii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

Section 2.6. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, an Exercising Covered Person, its affiliates and its members and managing members (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information related to a seller furnished to the Company by such seller in its capacity as a selling stockholder through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof (“Seller Provided Information”).

Section 2.7. Indemnification by Exercising Covered Person. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from an Exercising Covered Person or any underwriter to indemnify and hold harmless the Company and all other prospective sellers of the Registrable Securities with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Seller Provided Information supplied by such Exercising Covered Person (or in the case of ICGI Holdings, its members). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or an Exercising Covered Person, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall the liability of an Exercising Covered Person (or a member of an Exercising Covered Party) hereunder be greater in amount than the dollar amount of the proceeds received by such Exercising Covered Person (or such member of an Exercising Covered Party) upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.8. Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

Section 2.9. Contribution. If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 2.10. Participation in Public Offering. A Covered Person (and each of its members in the case of ICGI Holdings) may not participate in any Public Offering hereunder unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Covered Person, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights, and (c) in the case of a member of ICGI Holdings, provides indemnity to ICGI Holdings substantially similar to that which is described in Section 2.7 for such member’s Seller Provided Information.

Section 2.11. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Covered Person participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.12. Cooperation by the Company. If a Covered Person or a member thereof shall transfer any Registrable Securities pursuant to Rule 144, the Company shall use its commercially reasonable efforts to cooperate with such Covered Person or member thereof and shall provide to such Covered Person or member thereof such information as it shall reasonably request.

Section 2.13. No Transfer of Registration Rights. Except as set forth in Section 2.14, none of the rights of any Covered Person (or its members) under this Article II shall be assignable by it to any person acquiring securities.

Section 2.14. Parties in Interest. Each Covered Person (and each of its members in the case of ICGI Holdings) shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of its election to participate in a registration under this Article II. To the extent Registrable Securities or membership units of ICGI Holdings are effectively transferred in accordance with the terms of the operating agreement of a Covered Person, the transferee of such Registrable Securities shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement.

Section 2.15. Acknowledgement Regarding the Company. All determinations necessary or advisable under this Article II shall be made by the Company, the determinations of which shall be final and binding.

Section 2.16. Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

ARTICLE III

MISCELLANEOUS

Section 3.1. Entire Agreement. This Agreement shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

Section 3.2. Term of the Agreement; Termination of Certain Provisions.

(a) The term of this Agreement shall continue until the first to occur of (i) such time as a Covered Person or any of its members ceases to hold any Registrable Securities and (ii) such time as the Agreement is terminated in writing by both Covered Persons. In the event the Agreement is terminated in writing by one Covered Person, such termination shall only terminate the Agreement with respect to the rights and obligations of such Covered Person hereunder.

(b) Unless this Agreement is theretofore terminated pursuant to Section 3.2(a) hereof, the Covered Persons shall be bound by the provisions of this Agreement with respect to any of its Registrable Securities until such time as such Covered Person ceases to hold any Registrable Security. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.6, 2.7, 2.8, 2.9 and 2.11 and Article III.

Section 3.3. Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party hereunder when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses and facsimile numbers and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number or person as a Party may designate by notice to the other Parties):

If to the Company, ICGH LLC or ICGI Holdings:

2000 Avenue of the Stars

9th Floor, South Tower

Los Angeles, California 90067

Attention: Jason Reese

Fax: (310) 777-3029

Section 3.4. Amendment, Modification or Waiver.

(a) This Agreement may be amended, modified, waived or supplemented only by a written agreement signed by the Company, ICGH LLC and ICGI Holdings; provided, however, that any amendment, modification, waiver or supplement to Section 2.1(d) or Section 2.2 shall be signed exclusively by ICGH LLC and any amendment, modification, waiver or supplement to Section 2.3 shall be signed by exclusively by ICGI Holdings unless such amendment, modification, waiver or supplement has the effect of making such obligations materially more onerous to the Company, in which case Company approval shall be required.

(b) No failure or delay on the part of the Company or the Covered Persons in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. The waiver by any party hereto of any breach of this Agreement shall not be construed as a waiver of any subsequent breach.

Section 3.5. Successors and Assigns; No Third Party Beneficiaries.

(a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, and except as provided in Section 2.14, neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned or otherwise transferred, in whole or in part, by any party without the prior written consent of each of the parties.

(b) Other than as expressly provided herein, this Agreement is solely for the benefit of the parties and is not intended to confer upon any other persons any rights or remedies hereunder.

Section 3.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 3.7. Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled by law or equity.

Section 3.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws that would apply the substantive laws of any other jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.

Section 3.9. Submission to Jurisdiction; Waivers. With respect to any Proceeding, each party irrevocably (i) consents and submits to the exclusive jurisdiction of the courts of the State of Delaware and any court of the U.S. located in the State of Delaware; (ii) waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such Party; (iii) consents to the service of process at the address set forth for notices in Section 3.3 herein; provided, however, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (iv) waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Proceeding.

Section 3.10. Interpretation. The Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 3.11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

IMPERIAL CAPITAL GROUP, INC.

By:
Name:
Title:

IMPERIAL CAPITAL GROUP HOLDINGS, LLC

By:
Name:
Title:

ICGI HOLDINGS, LLC

By:
Name:
Title: